SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	Sept. 5, 2002

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-3034	41-0448030

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Mpls, MN	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	612-330-5500

(Former name or former address, if changed since last report)

SIGNATURES
EX-23.01 Consent of Deloitte and Touche LLP
EX-23.02 Consent of PricewaterhouseCoopers LLP
EX-99.01 2001 & 2000 Audited Financial Statements
EX-99.02 Press Release

Item 5. Other Events

Xcel Energy Inc. announced that our new independent public accountants, Deloitte & Touche LLP (D&T), have completed the re-audit of Xcel Energy’s 2001 and 2000 financial statements that were originally audited by Arthur Andersen LLP. The re-audited financial statements, including the report of D&T, are attached as Exhibit 99.01 to this Form 8-K. The earnings, cash flows and balance sheets in the re-audited financial statements are unchanged from amounts reported previously in our Form 10-K. Xcel Energy issued a press release to announce the re-issuance of its financial statements, which is included in Exhibit 99.02.

Because Xcel Energy is re-issuing the financial statements as of a current date, four areas of the re-issued financial statements being filed today differ from Xcel Energy’s 2001 Annual Report on Form 10-K as previously filed:

•	NRG going concern disclosures related to 2002 developments;

•	Discontinued operations presentation in the income statement for two NRG projects approved for sale in June 2002;

•	Reporting of energy trading results on a net basis pursuant to new reporting requirements effective in 2002 and

•	Disclosure of subsequent various events occurring since the 2001 financial statements were previously issued in the first quarter of 2002.

The “going concern” disclosures added for NRG relate to the increased level of uncertainty regarding whether NRG can meet its financial commitments and obligations through the end of 2002 (one year past the 2001 financial statement date), given the NRG downgrade and resulting collateral posting requirements that have occurred in 2002. The added disclosures generally incorporate language from prior Form 10-Q filings of Xcel Energy and NRG, related to credit rating downgrades in July 2002, resulting liquidity issues, and management’s plan for the continued operation of NRG. In their re-issued audit opinion for NRG, PWC added a “going concern” reference to draw attention to NRG’s current credit and liquidity constraints in 2002 that raise substantial doubt about NRG’s ability to continue as a going concern. The re-issued financial statements do not include any adjustments that might result from the ultimate outcome of this uncertainty. Going concern disclosures regarding NRG are included in a new footnote for both the Xcel Energy and NRG re-issued financial statements.

The discontinued operations disclosures and presentation changes in the re-issued financial statements relate to two NRG projects which were classified as “held for sale” as of June 30, 2002 in the Form 10-Q filings of both Xcel Energy and NRG. These two projects were classified as “held for sale” under accounting requirements during the second quarter of 2002 based on management and Board decisions in June 2002 to sell these projects. SEC rules require that once operations are reported as discontinued (as they were in the Form 10-Q’s), subsequent financial statements must present such operations on a consistent basis. Discontinued operations disclosures have been added in a new footnote to both the Xcel Energy and NRG re-issued financial statements.

The trading reclassifications relate to new reporting requirements issued in 2002 by the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board. The EITF’s decision requires that, effective with third quarter 2002 reporting, trading revenues and expenses be presented on a net basis. Given the timing of the re-issued financial statements, Xcel Energy has elected to adopt early this new presentation format for trading margins in the 2001 and 2000 income statements. In adopting the EITF’s new presentation, trading costs of approximately $2.0 billion in 2000 and $3.1 billion in 2001 have been offset against trading revenues to present net trading margins in Xcel Energy’s re-issued income statements.

Finally, given the current release of the re-audited financial statements, reporting rules require that subsequent events in 2002 be disclosed to the extent they are relevant to the 2001 and 2000 financial statements. Accordingly, the reissued Xcel Energy financial statements include updated disclosures of various events in 2002.

The disclosure and presentation changes did not affect net income or earnings per share from amounts previously reported for Xcel Energy or NRG. Also, total assets, liabilities, and shareholders’ equity remain unchanged in the re-issued financial statements from amounts previously reported for Xcel Energy and NRG. However, discontinued operations and the trading reclassifications did reduce total revenues of Xcel Energy from amounts previously reported.

The audit opinion of D&T for the years 2001 and 2000 refers to a re-issued opinion from PricewaterhouseCoopers LLP (PWC), who has remained as the auditors of NRG Energy Inc. (NRG). In addition to the Xcel Energy financial statements included in Exhibit 99.01, the re-issued audited financial statements of NRG were filed today with the SEC as an exhibit to an NRG Form 8-K report.

Exhibit No.	Description

23.01	Consent of Independent Accountants - Deloitte and Touche LLP
23.02	Consent of Independent Accountants - PricewaterhouseCoopers LLP
99.01	Report of Management
Report of Independent Public Accountants
Consolidated Statements of Income
Consolidated Balance Sheets
Consolidated Statements of Cash Flows
Consolidated Statements of Stockholders’ Equity and Comprehensive Income
Consolidated Statements of Capitalization
Notes to Consolidated Financial Statements
99.02	Press release issued by Xcel Energy Inc.

Forward Looking Statements

This report includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words “anticipate,” “estimate,” “expect,” “believe,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results and outcomes may vary materially. Factors that could cause actual results and outcomes to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; risks associated with the California power market; currency translation and transaction adjustments; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; risks related to the integration of NRG into Xcel Energy; the realization of expectations regarding the NRG financial improvement plan and the other risk factors listed from time to time by Xcel Energy in reports filed with the Securities and Exchange Commission (SEC), including Exhibit 99.01 to Xcel Energy’s report on Form 10-K for year 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)

/s/ DAVID E. RIPKA David E. Ripka Vice President and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. In addition each of the undersigned hereby certifies in his capacity as an officer of Xcel Energy, Inc. that this Report on Form 8-K fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

XCEL ENERGY INC. (Registrant)

/s/ RICHARD C. KELLY

Richard C. Kelly Vice President and Chief Financial Officer

/s/ WAYNE H. BRUNETTI

Wayne H. Brunetti Chairman, President and Chief Executive Officer

Sept. 13, 2002